SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2005

CHAMPION ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Michigan	1-9751	38-2743168

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Cambridge Court, Suite 300
Auburn Hills, Michigan 48326

(Address of principal executive offices)

Registrant’s telephone number, including area code: (248) 340-9090

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Press Release, Dated February 15, 2005

Item 8.01. Other Events.

     On February 15, 2005, Champion Enterprises, Inc. issued a press release announcing its financial results for the fourth quarter and fiscal year ended January 1, 2005. The text of the press release has been modified from the full text as issued to comply with certain Securities and Exchange Commission rules. The press release, as modified, is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     Exhibits.

Exhibit
Number
99.1	Press Release dated February 15, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION ENTERPRISES, INC.
/s/ Phyllis A. Knight
Phyllis A. Knight,
Executive Vice President and Chief Financial Officer

Date: February 15, 2005

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated February 15, 2005